Exhibit 99.1

November 2009

Dear Friend:

While many banks in the industry continue to rebuild their capital base, liquidity, earnings, and asset quality, Boston Private Bank & Trust Company has persevered through an economic environment that has challenged not only the banking industry, but also our community. As our solid third-quarter results reflect, the Bank remains strong and stable during uncertain times.

Year to date, our pre-tax earnings are up 5 percent compared to the same period last year, excluding the FDIC’s $1.4 million special insurance assessment. Liquidity remains strong with deposits up 27 percent and net loans up 8 percent. Shareholder equity has increased 12 percent, while the Bank’s return on equity, in excess of 10 percent, represents top decile performance among our Massachusetts peer banks with $1 billion to $10 billion in assets.

The Bank’s commercial lending portfolio has doubled over the last five years – and we continue to lend – while our percentage of criticized and classified loans remains well below industry averages. Although the equity markets have had a tough couple of years, our high client retention rate underscores the importance of providing clients direct access to sound advice and expertise – a hallmark of Boston Private Bank’s client service. Looking ahead, we continue to seek strategic growth opportunities for the Bank, while maintaining our disciplined approach to expenses.

Our parent company, Boston Private Financial Holdings Inc. (BPFH), recently announced the sale of two subsidiaries and a plan of disposition for a third subsidiary as part of ongoing balance sheet strengthening efforts. These transactions will improve BPFH’s capital position, reduce risk across its organization, and create additional liquidity and financial flexibility. The sales will better position BPFH to expand its presence in current markets and invest its resources in its remaining subsidiaries, including Boston Private Bank & Trust Company.

Recognizing that we can do good things in the community while also doing good business, the Bank has integrated its community investment efforts into its overall business philosophy. Over the last 10 years, our Community Investment Program has invested more than $500 million in the community, primarily in the form of loans, and our commitment is ongoing. We’re proud to have earned an “outstanding” Community Reinvestment Act rating from federal and state CRA regulators since 2000.

We’re equally proud of our financial achievements to date, which your business and confidence in the Bank have helped make possible, and we thank you for choosing Boston Private Bank & Trust Company. We are a local financial services firm that aspires to be the Greater Boston area’s premier private bank – and we hope to achieve that status by continually anticipating your changing banking, investment and wealth-management needs, aligning our team of professionals to address those requirements, and forging a long-term partnership with you.

If there is anything we can do to ensure that we continue to earn your trust and confidence, please do not hesitate to contact me directly.

Sincerely,

Mark D. Thompson

STATEMENT OF FINANCIAL CONDITION

•••••••••••••••••••••••••••

AS OF SEPTEMBER 30, 2009

BOSTON PRIVATE BANK & TRUST COMPANY

Dear Friend,

As our solid third-quarter results reflect, the Bank remains strong and stable during uncertain times.

2009 Third Quarter Financial Highlights:

•	Pre-tax earnings, excluding the FDIC’s $1.4 million special insurance assessment, were up 5% compared to the same period last year.

•	Liquidity remains strong with deposits up 27% and net loans up 8%.

•	Shareholder equity has increased 12%.

•	Return on average equity in excess of 10%, represents top decile performance among our Massachusetts peer banks with $1 billion to $10 billion in assets.

If there is anything we can do to ensure that we continue to earn your trust and confidence, please do not hesitate to contact me directly.

Sincerely,

Mark D. Thompson
CEO & President

Boston Private Bank & Trust Company
CONDENSED BALANCE SHEETS
(Unaudited)	September 30,
($ In Thousands)	2009	2008
Assets
Cash & Short-Term Investments	$158,739	$23,334
Investment Securities	502,155	617,437
Loans Held for Sale	1,973	1,556

Commercial Loans	1,175,408	1,056,945
Mortgage Loans	1,116,088	1,077,918
Home Equity & Other Loans	96,063	83,461

Total Loans	2,387,559	2,218,324
Less: Allowance for Loan Losses	27,131	25,029

Net Loans	2,360,428	2,193,295
Other Assets	92,437	107,070

Total Assets	$3,115,732	$2,942,692

Liabilities & Shareholder’s Equity
Demand deposits	$453,956	$304,190
NOW accounts	173,503	130,464
Savings & Money Market	959,755	870,051
Certificates of Deposit	682,912	480,631

Total Deposits	2,270,126	1,785,336

Borrowings	599,278	934,129
Other Liabilities	20,713	21,262

Total Liabilities	2,890,117	2,740,727

Shareholder’s Equity	225,615	201,965

Total Liabilities & Shareholder’s Equity	$3,115,732	$2,942,692

Boston Private Bank & Trust Company
CONDENSED STATEMENTS OF INCOME
(Unaudited)	Nine months Ended September 30,
($ In Thousands)	2009	2008
Interest Income	$101,930	$108,917
Interest Expense	41,968	52,946

Net Interest Income	59,962	55,971
Provision for Loan Losses	4,048	4,640

Net Interest Income after Provision	55,914	51,331
Investment Management Fees	10,644	12,592
Banking Fees and Other Income	5,941	4,697
Operating Expenses	48,763	44,695

Income Before Income Taxes	23,736	23,925
Income Taxes	6,159	5,148

Net Income	$17,577	$18,777

Boston Private Bank & Trust Company
SELECTED FINANCIAL DATA
(Unaudited)	At and for the nine months Ended September 30,
($ In Thousands)	2009	2008
Assets Under Management	$2,502,888	$2,669,319
Return on Average Assets	0.78%	0.86%
Return on Average Equity	10.48%	12.84%
Net Interest Margin (FTE)	2.99%	2.92%
Total Fees and Other Income / Revenues	21.67%	23.60%
Allowance for Loan Losses/ Total Loans	1.14%	1.13%

Policy Group

Mark D. Thompson

Chief Executive Officer &

President

James C. Brown

Executive Vice President

Chief Lending Officer

Robert C. Buffum, Jr.

Senior Vice President

Chief Risk Officer

Gary L. Garber

Senior Vice President

Chief Information Officer

James D. Henderson

Executive Vice President

Pilar Pueyo

Senior Vice President

Anne L. Randall

Executive Vice President

Chief Financial &

Administrative Officer

George G. Schwartz

Executive Vice President

Chief Operating Officer &

Treasurer

John J. Sullivan

Executive Vice President

Board of Directors

Herbert S. Alexander

Managing Partner

Alexander, Aronson, Finning & Company

John H. Clymer

Senior Counsel

Nixon Peabody LLP

Eugene S. Colangelo

Chairman of the Board

Julio Enterprises

Chairman of the Board

Boston Private Bank &
Trust Company

James D. Dawson

Chief Executive Officer,

Private Banking Group

Boston Private Financial Holdings, Inc.

Kathleen M. Graveline

Private Investor

Charles T. Grigsby

Consultant

Susan P. Haney

Private Investor

E. Christopher Palmer

President & Managing

Shareholder

Palmer and Corbett, PC

John D. Macomber

Founder & Chief Executive

Officer

BuildingVision, Inc.

Patricia McGovern

General Counsel & Senior

Vice President

Beth Israel Deaconess Medical Center

Michael F. Schiavo

Consultant

James K. Schmidt

Private Investor

Alan D. Solomont

Chairman & Chief Executive

Officer

Solomont Bailis Ventures

Mark D. Thompson

Chief Executive Officer &

President

Boston Private Bank & Trust Company

Timothy L. Vaill

Chairman & Chief Executive

Officer

Boston Private Financial Holdings, Inc.

Office Locations

Headquarters: Boston Office

Ten Post Office Square

Boston, Massachusetts

(617) 912-1900

Wellesley Office

336 Washington Street

Wellesley, Massachusetts

(781) 707-7700

Back Bay Office

500 Boylston Street

Boston, Massachusetts

(617) 912-4500

Jamaica Plain Loan Center

401c Centre Street

Jamaica Plain, Massachusetts

(617) 524-6050

Kendall Square Office

One Cambridge Center

Cambridge, Massachusetts

(617) 646-4800

Newton Centre Office

1223 Centre Street

Newton, Massachusetts

(617) 646-4850

Seaport Office

157 Seaport Boulevard

Boston, Massachusetts

(617) 646-4880

Lexington Office

1666 Massachusetts Avenue

Lexington, Massachusetts

(617) 912-3600

Hingham Office

7 Central Street

Hingham, Massachusetts

(781) 740-2405

Beverly Office

57 Enon Street, Route 1A

Beverly, Massachusetts

(978) 922-8000

BOSTON PRIVATE BANK & TRUST COMPANY

Headquarters: Ten Post Office Square  •  Boston, Massachusetts 02109

Telephone: 617-912-1900  •  www.bostonprivatebank.com

Member FDIC  •  Equal Housing Lender